1 Q1 2018 Investor Presentation Exhibit 99.2Exhibit 99.2

2 STRATEGIC FOCUS Own Our Properties Increased Equity in Properties to $281M in 2017 % of Properties Owned 2007 2008 2011 2012 2013 2014 2015 2016 Est 2018 —% 12% 18% 23% 31% 36% 39% 41% 44%

3 CA 31% TX 26% TN 7% FL 6% AL 5% CO 5% GA 4% NC 3% OH 3% VA 3% MD 3% EP - CO 2% Other 1% OVERVIEW - GEOGRAPHIC Concentration in Major Metro Markets

Exhibit 99.2

Q1 2018 Investor Presentation

Sonic Automotive

EchoPark AUTOMOTIVE

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as "believe", "expect", "anticipate", "intend", "plan", "foresee", "may", "will" and other similar words. Statements that describe our Company's objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, earnings expectations, anticipated 2018 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.

You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission.

CONTENT

- COMPANY OVERVIEW
- FINANCIAL & OPERATIONS REVIEW
- OUTLOOK

COMPANY OVERVIEW

OVERVIEW – FRANCHISED GEOGRAPHIC



Headquartered in Charlotte, NC
101 Stores, 23 Brands, 18 Collision Repair Centers
Platforms in Major Metro Markets

Sonic Automotive EchoPark Automotive

OVERVIEW – ECHOPARK GEOGRAPHIC - CO


Lafayette
Louisville
Superior
Lochbuie
Henderson
EchoPark Automotive
Denver International Airport
Westminster
Arvada
Golden
Denver
Aurora
Lakewood
Morrison
Indian Hills
Littleton
EchoPark Automotive
EchoPark Automotive
Lone Tree
Parker
Roxborough Park
The Pinery

- Have purchased property in the following markets (some are under construction):
  - Dallas/Ft. Worth
  - San Antonio
  - Houston
  - Austin
  - Carolinas

Colorado Springs - Opened Q2 2017

OVERVIEW – ECHOPARK GEOGRAPHIC - TX

- West San Antonio Location Opened in Q4 2017
- New Braunfels Location Opened in Q1 2018



Ranch
Bulverde
Timberwood Park
New Braunfels
Grey Forest
Hollywood Park
McQuee
Helotes
Selma
Live Oak
Universal City
Castle Hills
Converse
Leon Valley
Alamo Heights
New Berlin
San Antonio
St Hedwig
LACKLAND AFB
China Grove
Adkins
La Vernia
Macdona

OVERVIEW - GEOGRAPHIC



CA
30%
TX
26%
TN
7%
FL
6%
AL
5%
CO
7%
GA
3%
NC
4%
OH
3%
VA
3%
MD
3%
SC
2%
NV
2%
Concentration in Major Metro Markets

Note: Percentages are percent of total revenue for FY 2017.

OVERVIEW – BRAND COMPOSITION

New Retail Revenue & Overall Revenue Mix



Other Lux 7%
BMW 20%
Honda 17%
Toyota 12%
Mercedes 11%
Lexus 6%
Ford 7%
Audi 6%
GM 4%
Cadillac 3%
Other Non-Lux 3%
VW 2%
Land Rover 3%
F&I 4%
Fixed Ops 14%
Pre-Owned 28%
New 54%

Revenue streams and brand mix offer attractive diversification across the automotive retail space.

Note: Percentages are for FY 2017.

Q1 2018 FINANCIAL REVIEW



FRANCHISED SEGMENT

Sonic Automotive

EchoPark AUTOMOTIVE

FRANCHISED SEGMENT Q1 2018 RESULTS

(amounts in millions, except per share data)	Q1 2018 (1)	B/(W) than Q1 2017 (1) $	B/(W) than Q1 2017 (1) %
Revenue	$2,269	$23	1.0%
Gross Profit	$340	($5)	(1.5%)
SG&A	$276	$7	2.4%
SG&A as % of Gross	81.0%		70 bps
Depreciation	$22	($2)	(10.6%)
Operating Profit	$43	($1)	(1.5%)
Interest & Other	($23)	($3)	(12.8%)
Pre-tax	$19	($3)	(14.5%)
Diluted EPS	$0.36	$0.06	20.0%

(1) – Q1 2018 and Q1 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

NEW VEHICLE SAAR



YTD 2018 – 17.1M
Full Year 2017 – 17.2M
19.0
18.5
18.0
17.5
17.0
16.5
16.0
15.5
17.4
16.5
16.4
18.5
17.8
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2017
2018

NEW VEHICLE
SAME STORE - FRANCHISED

	Q1 2018	Q1 2017	B/(W)
New Volume	29,416	29,865	(1.5%)
Selling Price	$ 39,996	$ 38,569	3.7%
Gross Margin %	4.8%	5.0%	(20) bps
GPU	$ 1,929	$ 1,933	$ (3)
Gross Profit	$ 56.8	$ 57.7	(1.7%)
SAAR (millions)	17.1	17.2	(0.6%)

Total New Units

	Jan	Feb	Mar	Total
2018	8,949	9,059	11,408	29,416
2017	9,571	9,075	11,219	29,865
B/(W)	(622)	(16)	189	(449)
% B/(W)	(6.5%)	(0.2%)	1.7%	(1.5%)

NEW VEHICLE – GROSS, UNIT & GPU TREND

Continuing Operations - Franchised



Gross $ (in millions)
Units
$1,999
$1,857
$1,745
$2,070
$1,909
$1,950
$1,739
$2,078
$1,911
$1,886
$1,860
$2,132
$1,925
$63
$65
$65
$74
$58
$66
$62
$74
$58
$63
$66
$78
$57
31,689
34,963
37,493
35,856
30,605
33,782
36,054
35,562
30,495
33,148
35,489
36,531
29,500
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Gross Per Unit

USED VEHICLE RETAIL

Franchised – Same Store

	Q1 2018	Q1 2017	B/(W)
Retail Volume	28,014	27,849	0.6%
GPU	$ 1,213	$ 1,313	$ (100)
Used to New	96%	95%	100 bps
Vehicles/Store/Month (100 stores)	93	93	-

Front End Gross and F&I

(in millions)	Jan	Feb	Mar	Total
2018	$ 21.0	$ 20.8	$ 26.9	$ 68.6
2017	21.6	21.9	25.7	69.2
B/(W)	$ (0.6)	$ (1.2)	$ 1.2	$ (0.6)

Sonic Automotive EchoPark AUTOMOTIVE

F&I – GROSS & PUR TREND

Franchised – Same Store



Gross $ (in millions)
GPU$
$82
$1,434
$79
$1,379
Q1 2018
Q1 2017

FIXED OPS
Franchised – Same Store

	Q1 2018	Q1 2017	B/(W)
Revenue	$ 346	$ 343	0.8%
Gross Profit	$ 167	$ 164	1.9%

Growth Achieved With One Less Selling Day

Q1 2018 FINANCIAL REVIEW



PRE-OWNED SEGMENT

Sonic Automotive

EchoPark AUTOMOTIVE

PRE-OWNED SEGMENT Q1 2018 RESULTS

(amounts in millions, except per share, unit and per unit data)	Q1 2018 (1)	B/(W) than Q1 2017 (1) $	B/(W) than Q1 2017 (1) %
Revenue	$131.5	$89.7	214.6%
Gross Profit	$12.1	$7.4	159.4%
SG&A	$15.0	($6.4)	(73.8%)
SG&A as % of Gross	123.7%		6,090 bps
Operating Profit	($4.5)	$0.6	11.8%
Interest & Other	($0.8)	($0.4)	(85.0%)
Pre-tax	($5.3)	$0.2	4.1%
Diluted EPS	($0.10)	($0.03)	(42.9%)
Retail Units	5,518	3,845	229.8%
Total Front and F&I Gross per Unit Retailed	$1,888	(333)	(15.0%)

(1) – Q1 2018 and Q1 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

Sonic Automotive EchoPark Automotive

Q1 2018 FINANCIAL REVIEW



TOTAL ENTERPRISE

Sonic Automotive

EchoPark AUTOMOTIVE

CONSOLIDATED Q1 2018 RESULTS

(amounts in millions, except per share data)	Q1 2018 (1)	B/(W) than Q1 2017 (1) $	B/(W) than Q1 2017 (1) %
Revenue	$2,401	$113	4.9%
Gross Profit	$352	$2	0.6%
SG&A	$291	$0	0.1%
SG&A as % of Gross	82.4%		70 bps
Depreciation	$24	($3)	(12.2%)
Operating Profit	$38	($0)	(0.1%)
Interest & Other	($24)	($3)	(14.3%)
Continuing Ops:			
Profit (after tax)	$11	$1	7.1%
Diluted EPS	$ 0.26	$ 0.03	13.0%

(1) – Q1 2018 and Q1 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

Sonic Automotive EchoPark AUTOMOTIVE

Q1 2018
REVENUE & GROSS PROFIT

(amounts in millions, except unit and per unit data)

	Q1 2018	B/(W) than Q1 2017 $	B/(W) than Q1 2017 %
New Revenue	$1,181	$9	0.8%
Used Retail Revenue	$709	$75	11.8%
Fixed Operations Revenue	$352	($0)	(0.1%)
F&I Revenue	$94	$11	12.8%
Total Revenue	$2,401	$113	4.9%
New Gross	$57	($1)	(2.5%)
- Units	*29,500*	*(995)*	*(3.3%)*
- GPU	*$1,925*	*$14*	*0.8%*
Used Retail Gross	$37	($4)	(9.9%)
- Units	*33,739*	*3,367*	*11.1%*
- GPU	*$1,090*	*($255)*	*(18.9%)*
F&I Gross	$94	$11	12.8%
- GPU	*$1,490*	*$111*	*8.0%*
Fixed Operations Gross	$170	$0	0.2%
Total Gross	$352	$2	0.6%

Sonic Automotive EchoPark AUTOMOTIVE

Q1 2018 ADJUSTED SG&A TO GROSS


82.4%
83.1%
23.2%
4.8%
49.9%
4.5%
23.0%
5.3%
50.4%
4.4%
Q1 2018(1)
Q1 2017(1)
Advertising
Comp
Rent
Other

(1) – Q1 2018 and Q1 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

Q1 2018 INTEREST EXPENSE

(amounts in millions)	Q1 2018	B/(W) than Q1 2017 (1) $	%
Floor Plan Interest Expense	$11	($2)	(27.3%)
Interest Expense, Other	$13	($1)	(5.6%)
Total Interest Expense	$24	($3)	(14.2%)

Floor Plan Higher Due to Rate Increases

(1) – Q1 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

2018 CAP EX

	YTD Q1 2018	Estimated 2018
Real Estate & Facility Related	$ 60.4	$ 118.5
All Other Cap Ex	5.3	23.7
Subtotal	$ 65.7	$ 142.3
Less: Mortgages	(21.0)	(35.7)
Total Cash Used - Cap Ex	$ 44.7	$ 106.6

DEBT COVENANTS

	Covenant	Q4 2017	Q1 2018
Liquidity Ratio	>= 1.05	1.13	1.09
Fixed Charge Coverage Ratio	>= 1.20	1.65	1.70
Total Lease Adjusted Leverage Ratio	<= 5.75	4.72	4.90

SHARE REPURCHASES

	(000's) Shares	$/Share	(000's) $	(000's) Availability
EOY - 2017				$ 107,686
Q1 Activity	1,152	$20.35	$ 23,449	(23,449)
Total 2018 Activity	1,152	$20.35	$ 23,449	$ 84,237

APPENDIX



NON-GAAP RECONCILIATIONS

(amounts in thousands)	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net Income	$ 31,548	$ 89,929	$ 76,254	$ 89,101	$ 81,618	$ 97,217	$ 86,311	$ 93,193	$ 92,983
Non-Floorplan Interest	67,735	68,604	63,576	58,453	55,356	52,269	49,524	48,034	50,531
Depreciation & Amortization	57,036	45,827	51,164	52,616	58,139	62,161	72,130	81,034	92,127
Income Taxes	(53,900)	(19,745)	46,907	47,648	43,386	62,346	55,962	59,899	13,198
Stock Comp	1,931	2,814	3,698	5,160	7,208	7,675	9,814	11,165	11,119
Lease Exit	33,013	4,266	4,384	4,286	2,915	302	1,848	1,386	2,157
Impairment	30,038	249	1,151	950	9,872	6,594	17,955	8,063	9,394
Loss (Gain) on Debt Extinguishment	6,745	7,665	1,107	19,713	28,238	-	-	(6)	14,607
Loss (Gain) on Dealership Disposal	102	(2,615)	386	(10,343)	457	(11,279)	(2,748)	48	(9,980)
Adjusted EBITDA	$ 174,248	$ 196,994	$ 248,627	$ 267,584	$ 287,189	$ 277,285	$ 290,796	$ 302,816	$ 276,136

NON-GAAP RECONCILIATIONS

	Three Months Ended March 31, 2018 Continuing Operations			Three Months Ended March 31, 2017 Continuing Operations		
	Franchised Dealerships	Pre-Owned Stores	Consolidated	Franchised Dealerships	Pre-Owned Stores	Consolidated
Reported:						
Diluted earnings (loss) per share	$ 0.20	$ (0.25)	$ (0.05)	$ 0.07	$ (0.07)	$ -
Adjustments (net of income taxes):						
Impairment charges	0.07	-	0.07	(0.02)	-	(0.02)
Legal and other	0.03	-	0.03	0.01	-	0.01
Compensation-related charges	-	0.15	0.15	-	-	-
Lease exit adjustments	0.08	-	0.08	-	-	-
Gain on disposal	(0.02)	-	(0.02)	-	-	-
Storm damage	-	-	-	0.03	-	0.03
Loss on debt extinguishment	-	-	-	0.21	-	0.21
Effect of adjustments, net of income taxes	0.16	0.15	0.31	0.23	-	0.23
Adjusted:						
Diluted earnings (loss) per share	$ 0.36	$ (0.10)	$ 0.26	$ 0.30	$ (0.07)	$ 0.23

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended March 31, 2018	Consolidated Three Months Ended March 31, 2017	Franchised Dealerships Three Months Ended March 31, 2018	Franchised Dealerships Three Months Ended March 31, 2017	Pre-Owned Stores Three Months Ended March 31, 2018	Pre-Owned Stores Three Months Ended March 31, 2017
	(In millions)					
Reported:						
SG&A expenses	$ 304.9	$ 292.2	$ 280.7	$ 283.6	$ 24.2	$ 8.6
Adjustments:						
Legal and other	(1.5)	1.1	(1.5)	1.1	-	-
Compensation-related charges	(9.2)	-	-	-	(9.2)	-
Lease exit adjustments	(4.8)	-	(4.8)	-	-	-
Storm damage	-	(2.4)	-	(2.4)	-	-
Gain on disposal	1.2	-	1.2	-	-	-
Total SG&A adjustments	(14.3)	(1.2)	(5.1)	(1.2)	(9.2)	-
Adjusted:						
SG&A expenses	$ 290.6	$ 291.0	$ 275.6	$ 282.4	$ 15.0	$ 8.6
Reported:						
SG&A expenses as % of gross profit	86.5%	83.4%	82.5%	82.0%	NM	NM
Adjustments:						
Legal and other	(0.4%)	0.3%	2.2%	0.3%	-	-
Compensation-related charges	(2.6%)	0.0%	0.0%	0.0%	-	-
Lease exit adjustments	(1.5%)	0.0%	(1.5%)	0.0%	-	-
Storm damage	0.0%	(0.6%)	0.0%	(0.6%)	-	-
Gain on disposal	0.4%	0.0%	0.4%	0.0%	-	-
Total SG&A adjustments	(4.1%)	(0.3%)	1.1%	(0.3%)	-	-
Adjusted:						
SG&A expenses as % of gross profit	82.4%	83.1%	83.6%	81.7%	NM	NM

NM = Not meaningful

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended March 31, 2018	Consolidated Three Months Ended March 31, 2017	Franchised Dealerships Three Months Ended March 31, 2018	Franchised Dealerships Three Months Ended March 31, 2017	Pre-Owned Stores Three Months Ended March 31, 2018	Pre-Owned Stores Three Months Ended March 31, 2017
	(In millions)					
Reported:						
Operating income	$ 20.2	$ 36.4	$ 34.0	$ 41.5	$ (13.8)	$ (5.1)
Adjustments (before income taxes):						
SG&A expenses	14.3	1.2	5.1	1.2	9.2	-
Impairment charges	3.6	0.5	3.6	0.5	0.1	-
Total adjustments before taxes	17.9	1.7	8.7	1.7	9.3	-
Adjusted:						
Operating income	$ 38.1	$ 38.1	$ 42.7	$ 43.2	$ (4.5)	$ (5.1)
Reported:						
Income (loss) from continuing operations before taxes	$ (3.9)	$ 0.2	$ 10.7	$ 5.8	$ (14.6)	$ (5.6)
Adjustments (before income taxes):						
SG&A expenses	14.3	1.1	5.1	1.1	9.2	-
Loss on debt extinguishment	-	15.3	-	15.3	-	-
Impairment charges	3.6	0.5	3.5	0.5	0.1	-
Total adjustments before taxes	17.9	16.9	8.6	16.9	9.3	-
Adjusted:						
Income (loss) from continuing operations before taxes	$ 14.0	$ 17.1	$ 19.3	$ 22.7	$ (5.3)	$ (5.6)
Reported:						
Income (loss) from continuing operations	$ (2.0)	$ -				
Adjustments (net of income taxes):						
SG&A expenses	10.4	0.8				
Loss on debt extinguishment	-	9.1				
Impairment charges	2.6	0.4				
Total adjustments, net of income taxes	13.0	10.3				
Adjusted:						
Income (loss) from continuing operations	$ 11.0	$ 10.3				

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended March 31, 2018	Consolidated Three Months Ended March 31, 2017
	(In millions)	
Reported:		
Interest Expense - Other	$ 13.5	$ 13.4
Adjustments:		
Double-carry interest - 7.0% Notes	-	(0.7)
Total other income adjustments	-	(0.7)
Adjusted:		
Total Interest Expense - Other	$ 13.5	$ 12.7

Continuing Operations	Consolidated Three Months Ended March 31, 2018	Consolidated Three Months Ended March 31, 2017
	(In millions)	
Reported:		
Other Expense / (Income)	$ (0.1)	$ 14.5
Adjustments:		
Debt extinguishment - 7.0% Notes	-	(14.6)
Total other income adjustments	-	(14.6)
Adjusted:		
Total Other Expense (Income)	$ (0.1)	$ (0.1)

NON-GAAP RECONCILIATIONS

	Three Months Ended March 31, 2018						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	42,789	$ (2,014)		$ (180)		$ (2,194)	
Effect of participating securities:							
Non-vested restricted stock		-		-		-	
Basic earnings (loss) and shares	42,789	$ (2,014)	$ (0.05)	$ (180)	$ -	$ (2,194)	$ (0.05)
Effect of dilutive securities:							
Stock compensation plans	-						
Diluted earnings (loss) and shares	42,789	$ (2,014)	$ (0.05)	$ (180)	$ -	$ (2,194)	$ (0.05)
Adjustments:							
Impairment charges		$ 3,643		$ -		$ 3,643	
Legal and other		1,500		-		1,500	
Compensation-related charges		9,189		-		9,189	
Lease exit adjustments		4,814		-		4,814	
Gain on disposal		(1,190)		-		(1,190)	
Total adjustments before taxes		17,956		-		17,956	
Income tax effect of adjustments		(4,894)		-		(4,894)	
Effect of adjustments net of income taxes		$ 13,062	$ 0.31	$ -	$ (0.01)	$ 13,062	$ 0.30
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (1)		$ 11,048	$ 0.26	$ (180)	$ (0.01)	$ 10,868	$ 0.25

(1) Net loss attributable to Pre-Owned Stores operations was $0.10 per fully diluted share in the three months ended March 31, 2018.

NON-GAAP RECONCILIATIONS

	Three Months Ended March 31, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	44,791	$ (20)		$ (521)		$ (541)	
Effect of participating securities:							
Non-vested restricted stock		-		-		-	
Basic earnings (loss) and shares	44,791	$ (20)	$ -	$ (521)	$ (0.01)	$ (541)	$ (0.01)
Effect of dilutive securities:							
Stock compensation plans	-						
Diluted earnings (loss) and shares	44,791	$ (20)	$ -	$ (521)	$ (0.01)	$ (541)	$ (0.01)
Adjustments:							
Impairment charges		$ 510		$ -		$ 510	
Legal and other		(1,149)		-		(1,149)	
Storm damage		2,382		-		2,382	
Loss on debt extinguishment		15,268		-		15,268	
Total adjustments before taxes		17,011		-		17,011	
Income tax effect of adjustments		(6,677)		-		(6,677)	
Effect of adjustments, net of income taxes		$ 10,334	$ 0.23	$ -	$ -	$ 10,334	$ 0.23
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (2)		$ 10,314	$ 0.23	$ (521)	$ (0.01)	$ 9,793	$ 0.22

(2) Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended March 31, 2017.



Sonic Automotive

EchoPark AUTOMOTIVE